[USAA EAGLE LOGO]

                           USAA LIFE INVESTMENT TRUST
                        USAA LIFE AGGRESSIVE GROWTH FUND
                        USAA LIFE DIVERSIFIED ASSETS FUND
                        USAA LIFE GROWTH AND INCOME FUND
                              USAA LIFE INCOME FUND
                           USAA LIFE WORLD GROWTH FUND

                         SUPPLEMENT DATED JUNE 28, 2002
                                TO THE PROSPECTUS
                               DATED MAY 1, 2002,
                          AS SUPPLEMENTED MAY 20, 2002

     This supplement describes important changes affecting the USAA Life Aggressive Growth, USAA Life Diversified Assets, USAA Life Growth and Income, USAA Life Income, and USAA Life World Growth Funds (Funds). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Board of Trustees (Board) of the USAA Life Investment Trust (Trust) as being in the best interests of the Funds' shareholders. If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

REVISED INVESTMENT ADVISORY ARRANGEMENTS

     On June 21, 2002, the Board approved proposals by IMCO to restructure the manner in which certain assets of four of the Funds are managed by having one or more subadvisers directly manage certain investments of these four Funds, subject to oversight by IMCO and the Board. Both IMCO and the Board believe that the use of one or more independent subadvisers can enhance the performance of these four Funds consistent with the investment objectives and strategies of the Funds.

     In order to implement these arrangements promptly, the Board terminated the existing investment advisory agreement between the Funds and IMCO (Former Agreement) effective June 28, 2002, and approved both a new interim investment advisory agreement with IMCO (Interim Agreement) and three interim investment subadvisory agreements (Interim Subadvisory Agreements), one on behalf of the USAA Life Aggressive Growth Fund between IMCO and Marsico Capital Management, LLC (Marsico), another on behalf of the USAA Life Diversified Assets and USAA Life Growth and Income Funds between IMCO and Wellington Management Company, LLP (Wellington Management), and the other on behalf of the USAA Life World Growth Fund between IMCO and MFS Investment Management (MFS) effective June 28, 2002. These interim agreements were implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended.

     Under the Interim Agreement, IMCO serves as manager and investment adviser for the Funds. IMCO provides portfolio management oversight of the portion of the Funds' assets managed by Marsico, Wellington Management, and MFS rather than directly managing those assets. IMCO continues to directly manage the non-equity portions of the Funds' assets. The Funds pay IMCO the same advisory fee rates under the Interim Agreement that they paid under the Former Agreement. Under the Interim Subadvisory Agreements, Marsico, Wellington Management, and MFS direct the investment and reinvestment of those Funds' assets (as allocated by IMCO) for which IMCO, and not the Funds, pays Marsico, Wellington Management, and MFS an annual fee.

     Under Rule 15a-4, the Interim Agreement and the Interim Subadvisory Agreements typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders to approve a new investment advisory agreement (Proposed Agreement) between the Funds and IMCO and three investment subadvisory agreements (Subadvisory Agreements), one between IMCO and Marsico, another between IMCO and Wellington Management, and another between IMCO and MFS.

     The Proposed Agreement, including a proposed fee increase on the USAA Life World Growth Fund, and Subadvisory Agreements will be submitted to shareholders of the Funds entitled to vote at a meeting that is expected to be held in the fall of 2002. The Proposed Agreement and Subadvisory Agreements will become effective upon shareholder approval. More information about the Proposed Agreement and the Subadvisory

Agreements for the Funds will be provided to the Funds' shareholders in proxy solicitation materials that are expected to be mailed in July 2002.

     Marsico, Wellington Management, and MFS expect to realign the portfolios of the Funds they manage to reflect their proprietary investment techniques over the next several weeks. As a result, during this period, the Funds which they manage may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Funds which they manage may realize capital gains when portfolio positions are sold.

     In comparing the Funds' average annual total returns to those of relevant securities market indices, the primary comparison of the USAA Life Growth and Income Fund will now be made to the Russell 3000 Index and the primary comparison of the USAA Life Aggressive Growth Fund will now be made to the Russell 1000 Growth Index. In comparing the USAA Life Diversified Assets Fund's average annual total returns to those of relevant securities market indices, an additional comparison will now be made to the Russell 3000 Index. The primary comparison of the USAA Life Income Fund will continue to be made to the Lehman Brothers Aggregate Bond Index and the primary comparison of the USAA Life World Growth Fund will continue to be made to the Morgan Stanley Capital International
(MSCI) World Index.

     AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED MAY 1, 2002, AS SUPPLEMENTED MAY 20, 2002, IS REVISED AS FOLLOWS.

INSERT (IMCO) AFTER THE SECOND USAA INVESTMENT MANAGEMENT COMPANY IN THE PARAGRAPH UNDER THE HEADING "OVERVIEW" ON PAGE 2B OF THE PROSPECTUS.

IN THE PORTION OF THE PROSPECTUS REGARDING THE USAA LIFE GROWTH AND INCOME FUND, DELETE THE FIRST PARAGRAPH UNDER THE HEADING "INVESTMENT STRATEGY" ON PAGE 6B OF THE PROSPECTUS AND INSERT THE FOLLOWING.

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) as subadviser for the Fund. For easier reading, IMCO and Wellington Management will be referred to as "we" or "us" throughout this portion of the prospectus. Please note that IMCO and Wellington Management are not affiliated other than as adviser and subadviser, respectively. Wellington Management is responsible for investing the Fund's assets. The Fund's principal strategy is the investment of its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. The investment approach of the Fund is to identify through fundamental analysis market-leading companies of all market cap sizes in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. Wellington Management may also invest in nonconvertible debt securities and nonconvertible preferred stock.

DELETE THE THIRD PARAGRAPH UNDER THE HEADING "INVESTMENT STRATEGY" ON PAGE 6B OF THE PROSPECTUS.

DELETE THE PARAGRAPH UNDER THE HEADING "PORTFOLIO MANAGER" ON PAGE 7B OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

Matthew E. Megargel, CFA and Senior Vice President, joined Wellington Management in 1983 as a Global Industry Analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his BA in Economics from the University of North Carolina -- Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

IN THE PORTION OF THE PROSPECTUS REGARDING THE USAA LIFE WORLD GROWTH FUND, DELETE THE FIRST, FOURTH AND FIFTH PARAGRAPHS UNDER THE HEADING "INVESTMENT STRATEGY" ON PAGE 8B OF THE PROSPECTUS AND INSERT THE FOLLOWING.

We are the Fund's investment adviser. We have retained MFS Investment Management
(MFS) to serve as subadviser for the Fund. For easier reading, IMCO and MFS will be referred to as "we" or "us" throughout this portion of the prospectus. MFS is responsible for managing the Fund's assets. The Fund's principal strategy is the investment of its assets primarily in equity securities of both foreign and domestic issuers. The term "equity securities" is used to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

We seek to outperform the MSCI World Index by identifying investment opportunities that offer above-average growth at attractive valuations. Our investment philosophy is based on the tenet that security prices follow accelerating earnings or cash flow growth. MFS relies on Original ResearchSM by its global team of analysts to select high-quality companies that offer the best relative value across industries and countries.

We intend to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Value is added through individual security selection of the "best ideas" identified by the analysis. Currency weightings fall out of this stock selection process and are typically not actively managed.

DELETE THE THREE PARAGRAPHS UNDER THE HEADING "PORTFOLIO MANAGERS" ON PAGE 10B OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

David R. Mannheim, Senior Vice President and Global Equity Portfolio Manager, has 18 years investment management experience and has worked for MFS for 14 years. He served as a Lending Officer for Midlantic National Bank from July 1982 to August 1986. Mr. Mannheim holds a Master's of Science degree in Management from the Massachusetts Institute of Technology and a Bachelor's degree in Economics from Amherst College.

Elizabeth (Betsy) A. Palmer, Vice President, has 20 years investment management experience and has worked for MFS for six months. She served as Equity Product Specialist from January 1999 to January 2002 for Grantham Mayo Van Otterloo. She holds a Master's degree in Finance from Columbia University and a Bachelor's degree from Mount Holyoke College.

IN THE PORTION OF THE PROSPECTUS REGARDING THE USAA LIFE DIVERSIFIED ASSETS FUND, INSERT THE FOLLOWING INFORMATION AT THE BEGINNING OF THE FIRST PARAGRAPH UNDER THE HEADING "INVESTMENT STRATEGY" ON PAGE 11B OF THE PROSPECTUS.

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for the equity portion of the Fund's assets. For easier reading, IMCO and Wellington Management will be referred to as "we" or "us" throughout this portion of the Prospectus. Please note that IMCO and Wellington Management are not affiliated other than as adviser and subadviser, respectively.

DELETE THE PARAGRAPH UNDER THE HEADING "EQUITY SECURITIES" ON PAGE 14B OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

Matthew E. Megargel, CFA and Senior Vice President, joined Wellington Management in 1983 as a Global Industry Analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

DELETE THE "INVESTMENT STRATEGY" AND "MAIN RISKS OF INVESTMENT" SECTIONS ON PAGES 15B-16B OF THE PROSPECTUS UNDER THE HEADING "USAA LIFE AGGRESSIVE GROWTH FUND" IN THEIR ENTIRETY AND REPLACE WITH THE FOLLOWING INFORMATION.


INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser for the Fund. Marsico is responsible for investing the Fund's assets. The Fund's principal strategy is the investment of its assets primarily in the common stocks of large companies that are selected for their attractive growth potential. These investments will tend to consist primarily of a diversified portfolio of stocks of large companies selected for their growth potential. The term "equity securities" is used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While most of the Fund's assets will be invested in U.S. securities, Marsico may also invest up to 30% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets.

Marsico generally will not trade the Fund's securities for short-term profits; however, if circumstances warrant, it may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs; therefore, Marsico will carefully weigh the anticipated benefits of trading.

Marsico invests mainly in the stocks of large companies selected for their attractive growth potential by using an approach that combines "top-down"
analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. The bottom-up analysis emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.


MAIN RISKS OF INVESTING

The primary risk of investing in this Fund is stock market risk.

STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

An additional risk of the Fund includes the risk of foreign investing.

FOREIGN INVESTING RISK Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. A form of foreign investing risk is political risk.

   o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

DELETE THE PARAGRAPH UNDER THE HEADING "PORTFOLIO MANAGER" ON PAGE 17B OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

Thomas F. Marsico, Chief Executive Officer of Marsico, is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has more than 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an Executive Vice President of the Janus Investment Fund from 1990-1997 and served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES ON PAGE 17B OF THE PROSPECTUS UNDER THE HEADING "ADVISORY FEES."

We provide investment management services to the Funds pursuant to an Interim Investment Advisory Agreement (Interim Advisory Agreement). Under this agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Trust's Board of Trustees (Board). The Interim Advisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Funds approve a new investment advisory agreement between the Funds and IMCO (New Advisory Agreement). It is expected that the New Advisory Agreement will be submitted to shareholders of the Funds for approval at a meeting that is expected to be held in the fall of 2002.

The USAA Life Aggressive Growth, USAA Life Diversified Assets, USAA Life Growth and Income, and USAA Life World Growth Funds use a "manager-of-managers" structure. Subject to shareholder approval of this structure, we are authorized to select (with approval of the Funds' independent Board members) one or more subadvisers to manage the actual day-to-day investment of these Funds' assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of a Fund's assets, and we can change the allocations without Board or shareholder approval.

We also are responsible for the day-to-day investment management of the USAA Life Income Fund and the portion of the USAA Life Diversified Assets Fund that invests in fixed income investments.

INSERT THE FOLLOWING INFORMATION AFTER THE PARAGRAPH UNDER THE HEADING "ADVISORY FEES" ON PAGE 17B OF THE PROSPECTUS.

SUBADVISERS

We have entered into three interim investment subadvisory agreements (Interim Subadvisory Agreements), one on behalf of the USAA Life Aggressive Growth Fund between IMCO and Marsico, another on behalf of the USAA Life Diversified Assets and USAA Growth and Income Funds between IMCO and Wellington Management, and the other on behalf of the USAA Life World Growth Fund between IMCO and MFS. Under these Interim Subadvisory Agreements, Marsico, Wellington Management, and MFS provide day-to-day discretionary management of the Funds' assets (as allocated by IMCO) in accordance with the Funds' investment objectives, policies, and restrictions, subject to the general supervision of the Funds' Board and IMCO. The Interim Subadvisory Agreements are expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Funds approve new investment subadvisory agreements (new Subadvisory Agreements), one between Marsico and IMCO, another between Wellington Management and IMCO, and the other between MFS and IMCO. It is expected that the New Subadvisory
Agreements will be submitted to shareholders of the Funds for approval at a meeting that is expected to be held in the fall of 2002.

Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of May 31, 2002, Marsico managed approximately $13 billion in assets, $9.61 billion of which are mutual fund assets for 12 client organizations.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2002, Wellington Management had investment management authority with respect to approximately $322 billion in assets.

MFS, a registered investment adviser, is located at 500 Boylston Street, Boston, MA 02116. As of March 31, 2002, MFS had more than $138 billion of assets under management.

Marsico, Wellington Management, and MFS are compensated by IMCO out of the amounts IMCO receives from the Funds.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to the conditions contained in the application as amended, including the approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements and amend subadvisory agreements on behalf of the Funds without shareholder approval. We will notify shareholders within 90 days after hiring any new subadviser for the Funds. Shareholder approval of this arrangement is required before we can rely on the SEC order.

ADD THE FOLLOWING TO THE END OF THE INTRODUCTORY SENTENCE IN APPENDIX A ON PAGE 25B OF THE PROSPECTUS.

For purposes of this Appendix only, "we" is defined also to include Wellington Management for any types of securities in which the USAA Life Growth and Income or USAA Life Diversified Assets Funds may invest, MFS for any types of securities in which the USAA Life World Growth Fund may invest, and Marsico for any types of securities in which the USAA Life Aggressive Growth Fund may invest.

ADD THE FOLLOWING TO THE END OF THE PARAGRAPH UNDER THE HEADING "MONEY MARKET INSTRUMENTS" IN APPENDIX A ON PAGE 26B OF THE PROSPECTUS.

Each Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.


                                    * * * * *

[USAA EAGLE LOGO]

                           USAA LIFE INVESTMENT TRUST

                         SUPPLEMENT DATED JUNE 28, 2002
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

     This supplement describes important changes affecting the USAA Life Income, USAA Life Growth and Income, USAA Life World Growth, USAA Life Diversified Assets, and USAA Life Aggressive Growth Funds. On June 21, 2002, the Board of Trustees (the "Board") of USAA Life Investment Trust approved proposals by USAA Investment Management Company ("USAA IMCO") to restructure the manner in which four of these Funds' assets are managed by having one or more subadvisers directly manage certain of these four Funds' investments, subject to oversight by USAA IMCO and the Board. In order to implement these arrangements promptly, the Board terminated the existing investment advisory agreement between the Funds and USAA IMCO and approved a new interim investment advisory agreement with USAA IMCO for the Funds and an interim investment subadvisory agreements between USAA IMCO and the subadvisers for each Fund, where applicable.

     AS A RESULT OF THESE CHANGES, THE STATEMENT OF ADDITIONAL INFORMATION (SAI) IS REVISED AS FOLLOWS.

     DELETE THE SENTENCE UNDER THE HEADING "INDEPENDENT AUDITORS" ON PAGE 3 OF THE SAI AND INSERT THE FOLLOWING INFORMATION.

     Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent auditor for the Funds for the 2002 and 2003 fiscal year end audits. KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, Texas 78205, was the previous independent auditor for the Funds. In these capacities, each firm is responsible for the audits of the annual financial statements of the Funds and reporting thereon.

INSERT THE FOLLOWING INFORMATION IN PLACE OF PARAGRAPH (7) IN THE SECTION CAPTIONED "VALUATION OF SECURITIES" ON PAGE 3 OF THE SAI.

(7) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Adviser and, if applicable, in consultation with the investment subadviser for a Fund (the "Subadviser"), under the general supervision of the Board of Trustees.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST SENTENCE OF THE LAST PARAGRAPH IN THE SECTION CAPTIONED "VALUATION OF SECURITIES" BEGINNING ON PAGE 3 OF THE SAI.

However, the Adviser and, if applicable, the Subadviser will monitor for events that would materially affect a Fund's NAV. If the Adviser determines that a particular event would materially affect a Fund's NAV, then the Adviser, under the general supervision of the Board, will use all relevant, available information to determine a fair value for the affected portfolio securities.

THE TERM "ADVISER" IN THE SECTION CAPTIONED "INVESTMENT POLICIES AND TECHNIQUES" BEGINNING ON PAGE 4 OF THE SAI IS REPLACED BY THE PHRASE "ADVISER OR THE APPLICABLE SUBADVISER," EXCEPT IN THE SECTION CAPTIONED "LENDING OF SECURITIES."

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST SENTENCE OF THE LAST PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT RESTRICTIONS" BEGINNING ON PAGE 6 OF THE SAI.

     With respect to each Fund's concentration policies as described, the Adviser and Subadvisers, where applicable, use various recognized industry classifications services including, but not limited to industry classifications established by Standard & Poor's Corporation, Bloomberg L.P. and Frank Russell Company, with certain modifications. The Adviser and Subadvisers also may include additional industries as separate classifications, to the extent applicable. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

IN THE SECTION CAPTIONED "PORTFOLIO TRANSACTIONS" BEGINNING ON PAGE 7 OF THE SAI, DELETE THE PHRASE "PURSUANT TO THE ADVISORY AGREEMENT, AND" FROM THE FIRST SENTENCE. IN ADDITION, REPLACE THE TERM "ADVISER" THROUGHOUT THIS SECTION WITH THE PHRASE "ADVISER OR THE APPLICABLE SUBADVISER," EXCEPT IN THE SECOND SENTENCE OF THE SECOND PARAGRAPH, THE CROSS REFERENCE AT THE END OF THE FOURTH PARAGRAPH AND THE SUB-SECTION CAPTIONED "BROKERAGE COMMISSIONS." IN ADDITION, DELETE THE FOURTH SENTENCE OF THE SECOND PARAGRAPH AND INSERT THE FOLLOWING INFORMATION.

The Board has authorized the Adviser or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Adviser or such Subadviser (or any entity or person associated with the Adviser or the Subadviser) is a member and to retain compensation in connection with such transactions.

IN THE SECTION CAPTIONED "TRUSTEES AND OFFICERS OF THE TRUST" BEGINNING ON PAGE 11 OF THE SAI, DELETE THE THIRD SENTENCE IN THE FIRST PARAGRAPH AND INSERT THE FOLLOWING INFORMATION.

The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including USAA IMCO, USAA Life, the Subadvisers, and any affiliates thereof.

UNDER THE HEADING CAPTIONED "COMMITTEES OF THE BOARD OF TRUSTEES" BEGINNING ON PAGE 14 OF THE SAI, DELETE THE LAST SENTENCE OF THE THIRD TO LAST PARAGRAPH AND INSERT THE FOLLOWING INFORMATION.

There are no family relationships among the Trustees, officers, and managerial level employees of the Trust, the Adviser, or any Subadviser.

UNDER THE HEADING CAPTIONED "COMMITTEES OF THE BOARD OF TRUSTEES" BEGINNING ON PAGE 14 OF THE SAI, DELETE THE FIRST SENTENCE OF THE SECOND TO LAST PARAGRAPH AND INSERT THE FOLLOWING INFORMATION.

No compensation is paid by any Fund to any Trustee who is a director, officer, or employee of USAA Life, the Adviser or its affiliates, or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses.

UNDER THE HEADING CAPTIONED "COMMITTEES OF THE BOARD OF TRUSTEES" BEGINNING ON PAGE 14 OF THE SAI, DELETE THE SECOND TO LAST SENTENCE OF THE SECOND TO LAST PARAGRAPH AND INSERT THE FOLLOWING INFORMATION.

The Trust reimburses certain expenses of the Trustees who are not affiliated with the Adviser or any Subadviser.

DELETE THE FIRST AND THIRD PARAGRAPHS IN THE SECTION CAPTIONED "THE TRUST'S ADVISER" BEGINNING ON PAGE 15 OF THE SAI AND INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH.

     As described in the Funds' prospectus, as supplemented, USAA IMCO is the Adviser for each Fund. The Adviser, a wholly owned indirect subsidiary of United Services Automobile Association ("USAA"), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Life Investment Trust from its inception.

DELETE THE FIRST PARAGRAPH IN THE SECTION CAPTIONED "THE ADVISORY AGREEMENT" BEGINNING ON PAGE 15 OF THE SAI AND INSERT THE FOLLOWING INFORMATION.

     The Adviser provides investment management and advisory services to the Funds pursuant to an Interim Investment Advisory Agreement dated June 28, 2002 (the "Interim Advisory Agreement"). The Interim Advisory Agreement authorizes the Adviser to retain one or more Subadvisers for the management of a Fund's investment portfolio and, as described below, the Adviser has entered into one or more Interim Investment Subadvisory Agreements (the "Interim Subadvisory Agreements") for four of these Funds. Under the Interim Advisory Agreement, the Adviser is responsible for monitoring the services furnished pursuant to the Interim Subadvisory Agreement and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of subadvisory agreements. In addition, the Adviser manages certain portfolio assets for certain of these Funds, as described in the Prospectus.

     For the services under this agreement, each Fund has agreed to pay the Adviser a fee computed as described under FUND MANAGEMENT in its Prospectus. Management fees are computed and accrued daily and are payable monthly. The Adviser compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Adviser or its affiliates.

DELETE THE THIRD PARAGRAPH IN THE SECTION CAPTIONED "THE ADVISORY AGREEMENT" BEGINNING ON PAGE 15 OF THE SAI AND INSERT THE FOLLOWING INFORMATION.

     The Interim Advisory Agreement will remain in effect with respect to a Fund until the earlier of 150 days after June 28, 2002 (on November 25, 2002) (or such later date as may be consistent with applicable regulations and interpretations) or the date upon which shareholders of the Fund approve a new investment advisory agreement between the Adviser and the Fund. The Interim Advisory Agreement may be terminated with respect to a Fund at any time the Board of Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) or by the Adviser on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

DELETE THE ENTIRE SECTION UNDER THE HEADING "APPROVAL OF THE ADVISORY AGREEMENT" ON PAGE 15 OF THE SAI AND INSERT THE FOLLOWING.

     The Board terminated the Trust's former advisory agreement with USAA IMCO (the "Former Advisory Agreement") and approved the Interim Investment Advisory Agreements and the Interim Subadvisory Agreements at a meeting on June 21, 2002. Under Rule 15a-4 of the 1940 Act, the Interim Advisory Agreement and Interim Subadvisory Agreements typically will terminate 150 days, after the Former Advisory Agreement terminated. Thus, the Board approved, and will ask shareholders to approve, a new investment advisory agreement between the Funds and IMCO (the "Proposed Advisory Agreement"), including a proposed fee increase on the USAA Life World Growth Fund, and new investment subadvisory agreements between IMCO and the Subadvisers (the "Proposed Subadvisory Agreements"). The Board did so against the background of, and in light of certain information evaluated at, the Board's meeting on December 5, 2001, when the Board approved the Former Advisory Agreement, as described below. In addition, the Board evaluated, among other things, written and oral information provided by the Adviser, the search company hired by the Adviser, each proposed Subadviser, and USAA Life in response to a request on behalf of the Trustees. The Trustees determined, in their business judgment, to approve the agreements, including an arrangement for subadvisers to manage assets of certain Funds, based on various factors bearing on the nature, scope, quality, cost and profitability of the services to be provided by the Adviser and the nature, scope, quality, and cost of the services to be provided by each Subadviser and on various conclusions reached, principally including the following:

o the rationale for the subadvisory arrangement, including such factors, among others, as: (i) anticipated benefits of the proposal for the Trust and its shareholders in terms of accessing investment management capability, experience and resources, (ii) pertinent developments regarding USAA IMCO, including personnel losses and replacement prospects, (iii) anticipation that other mutual funds advised by USAA IMCO would approve such an arrangement; and (iv) anticipated benefits to contract owners in terms of USAA Life's being relieved of subsidizing certain USAA IMCO advisory expenses;

o the search process followed by USAA IMCO to select the Subadvisers, including such factors, among others, as the establishment of criteria, employment of a search company and interviews with candidate Subadvisers;

o essential information about each Subadviser, including such factors, among others, as performance record, financial resources, management style, reputation, in-house research capability and available third party research services, qualification of personnel (in terms of education and experience), and time and attention devoted by senior management;

o the largely superior investment performance of each Subadviser as compared with the investment performance of the Fund (except for the USAA Life Diversified Assets Fund) to be advised by that Subadviser and that Fund's benchmark and, in the case of the USAA Life Diversified
         Assets Fund, the expectation that the investment program followed in the past may not be as successful in the future;

o information about the processes and procedures of each Subadviser regarding such matters, among others, as compliance with a Fund's investment objectives, policies and restrictions, code of ethics, trading practices (e.g., brokerage allocation, soft dollars, use of affiliated brokers, trades between Funds, bunching, and allocation of investment opportunities), disaster planning and regulatory compliance;

o a report on USAA IMCO's review of the Form ADV filed with the SEC by each Subadviser;

o a report on Trust counsel's review of the code of ethics of each Subviser;

o the forms of the Interim and Proposed Advisory Agreement and Subadvisory Agreements, including specification of such matters, among others, as the proposed allocation of service functions between USAA IMCO and each Subadviser, the advisory and subadvisory fee rates, and related expense caps on Fund expenses set by USAA Life;

o with respect to the USAA Life World Growth Fund, the fact that IMCO was unable to negotiate a fee rate for the Proposed Subadvisory Agreement with MFS that is equal to the fee rate in the Interim Subadvisory Agreement with MFS, principally because of the cost of managing a fund with the investment objectives and policies of USAA Life World Growth Fund;

o information about USAA IMCO's capability for, and experience with, monitoring, coordination and overseeing Subadvisers;

o information about regulation by the SEC of subadvisory arrangements including such factors, among others, as the SEC's requirement for exemptive relief and contract owner approval, how the arrangement fits that regulation, and USAA IMCO's receipt of an SEC exemptive order applicable to the Trust; and

o a draft of the proxy statement proposed to be used to solicit contract owner approval of the Proposed Advisory and Subadvisory Agreements, and overall subadvisory arrangement

INSERT THE FOLLOWING INFORMATION IMMEDIATELY BEFORE THE SECTION CAPTIONED "THE UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT" BEGINNING ON PAGE 17 OF THE SAI.

SUBADVISORY AGREEMENTS

     The Adviser has entered into Interim Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Adviser and the Board.

     Each Interim Subadvisory Agreement will remain in effect with respect to a Fund until the earlier of 150 days after June 28, 2002 (on November 25, 2002) (or such later date as may be consistent with applicable regulations and interpretations) or the date upon which shareholders of the Fund approve a new investment subadvisory agreement between the Adviser and the Subadviser. The Interim Subadvisory Agreement may be terminated with respect to a Fund at any time by the Board of Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) or by the Adviser or Subadviser on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     For the USAA Life Growth and Income Fund, the Adviser has entered into an Interim Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Adviser (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the Fund's average daily net assets that Wellington manages. Wellington Management a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 76 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     For the USAA Life World Growth Fund, the Adviser has entered into an Interim Subadvisory Agreement with MFS Investment Management (MFS). The Adviser (not the Fund) pays MFS a fee in the annual amount of 0.20% of the Fund's average daily net assets that MFS manages. MFS is a wholly-owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life of Canada (an insurance company).

     For the USAA Life Diversified Assets Fund, the Adviser has entered into an Interim Subadvisory Agreement with Wellington Management. The Adviser (not the
Fund) pays Wellington Management a fee in the annual amount of 0.20% of the Fund's average daily net assets that Wellington Management manages.

     For the USAA Life Aggressive Growth Fund, the Adviser has entered into an Interim Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Adviser (not the Fund) pays Marsico a fee in the annual amount of 0.20% of the Fund's average daily net assets that Marsico manages. Bank of America Corporation ("BOA"), either individually or through its subsidiaries, owns 100% of Marsico BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

CODES OF ETHICS

     The Funds, the Adviser and the Subadvisers each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. The Board reviews the administration of the codes of ethics at least annually and receives certifications from each Subadviser regarding compliance with the codes of ethics annually.


                                    * * * * *